UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2021

FLUSHING FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33013	11-3209278
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

220 RXR Plaza, Uniondale, New York	11556
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(718) 961-5400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIC	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 12, 2021, Flushing Financial Corporation (the “Company”), the parent company of Flushing Bank, filed a Current Report on Form 8-K (the “Original Form 8-K”) to disclose a slide presentation that was made available to analysts and prospective investors. The sole purpose of this Current Report on Form 8-K/A is to amend the Original Form 8-K to update the information disclosed on page 22 and page 23 of the slide presentation pertaining to the Company’s loan portfolio. For convenience, the entire slide presentation has been re-filed as Exhibit 99.1 to this Current Report on Form 8-K/A. All other items included in the Original Form 8-K remain the same.

Item 7.01	Regulation FD Disclosure

On November 12, 2021, the Company made available and distributed to analysts and prospective investors a slide presentation. The presentation materials include information regarding the Company’s operating and growth strategies and financial performance. A copy of the slide presentation is furnished in this Current Report on Form 8-K/A, pursuant to this Item 7.01, as Exhibit 99.1, and is incorporated herein by reference.

       This Current Report on Form 8-K/A and the information included below and furnished as exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K/A is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Presentation Materials of Flushing Financial Corporation
104	The cover page from the Company’s Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION
DATE: November 15, 2021	By:	/s/ Susan K. Cullen
Susan K. Cullen
Executive Vice President and Chief Financial Officer